JANUARY 13TH 2022 Talkspace: Accessible, High-Quality Mental Healthcare Doug Braunstein, Interim CEO Jennifer Fulk, CFO 40th Annual J.P. Morgan Healthcare Conference

Talkspace, Inc. (the “Company”) reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The select preliminary, unaudited results described in this presentation are estimates only and are subject to revision until the Company reports its full financial and business results for the quarter and year ended December 31, 2021. These estimates are not a comprehensive statement of the Company’s financial results for the fourth quarter and fiscal year ended December 31, 2021 and actual results may differ materially from these estimates as a result of the completion of year-end accounting procedures and adjustments, including the execution of the Company’s internal control over financial reporting, the completion of the preparation and audit of the Company’s financial statements and the subsequent occurrence or identification of events prior to the formal issuance of the audited financial statements for fiscal 2021. In addition, the preliminary, unaudited results described in this presentation, including revenue, B2B covered lives, and cash balance, should not be relied upon as an indicator of overall quarterly and year-end financial results, which depend on a variety of factors, including the cost of goods sold and operating expenses, among others. This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking, including statements regarding our financial condition, anticipated financial performance, business strategy and plans, market opportunity and expansion and objectives of our management for future operations. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast”, “future”, “intend,” “may,” “might”, “opportunity”, “plan,” “possible”, “potential,” “predict,” “project,” “should,” “strategy”, “strive”, “target,” “will,” or “would”, the negative of these words or other similar terms or expressions. The absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many important factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: our history of losses; the rapid evolution of our business and the markets in which we operate; our ability to continue growing at the rates we have historically grown, or at all; the development of the virtual behavioral health market; COVID-19 and its impact on business and economic conditions; competition in our industry; and our relationships with affiliated professional entities to provide physician and other professional services. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 filed with the Securities and Exchange Commission (“SEC”) on November 15, 2021 and in our other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We do not give any assurance that we will achieve our expectations. Certain information contained in this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources, and you are urged not to give undue weight to such third-party information. While the Company believes its internal research is reliable, such research has not been verified by any independent source. Disclaimer

Full-Stack Behavioral Health Platform With Proven Clinical and Tech Capabilities Full-stack behavioral health platform to serve sizable, underpenetrated, and growing TAM Network of licensed therapists, psychiatrists, and prescribers addressing a wide spectrum of specialties Growing B2B business with multiple drivers to increase market penetration and enhance profitability Solid brand to leverage across multiple distribution channels Integrated machine learning model to drive member engagement and improve clinical efficacy Strong balance sheet, which we believe enables investments to accelerate revenue growth and boost cash flow

1 https://www.cdc.gov/nchs/covid19/pulse/mental-health.htm 2 https://www.fortunebusinessinsights.com/u-s-behavioral-health-market-105298 3 Source: SilverCloud 2021 Survey Sizable, Underpenetrated and Growing TAM Virtual BH Preferred Delivery Projected U.S. Market Growth2 >30% U.S. adults experienced symptoms of anxiety or depression as of Fall 20211 Widespread and Growing Incidence +4.7% CAGR 78% Estimated number of behavioral health consumers that prefer virtual delivery over in-person3

Leading Virtual Behavioral Health Provider Health Plans Employers Academic and government institutions We support Consumers, employers, and payors Adults Teens Couples Medication Self-help tools Clinical outcome measures We provide Convenient, on-demand, and outcome-driven care Assessment Diagnosis Therapy Evidence-based Effective Researched We are A secure, clinical-grade, and fully virtual solution Mobile Multi-modality Private & secure

Note: please reference Disclaimer for any revenue and covered lives estimates 1 Midpoint of estimated 4Q ‘21E revenue range of $27.5-28.5M. 2 Midpoint of estimated FY 2021E revenue range of $112-$113M, which reflects 4Q’ 21E estimated revenue of $27.5-28.5M. 3 69M eligible lives estimated as of 12/31/2021. This is consistent with the number of covered lives disclosed in the form 8-K filed on December 21, 2021. Preliminary Financial Performance Quarterly Revenue B2C B2B USD, millions Annual Revenue USD, millions B2B Covered Lives Covered lives, millions (1) (2) (3)

Near-Term Priorities Grow and enhance clinical network Unify B2B2C conversion and service delivery Further resource B2B business for growth Optimize B2C marketing investment Prioritize and focus new product development and roll-out Implement more rigorous business processes to optimize cash generation over time

B2B Business Model Overview

Managed Behavioral Health (MBH)

- Provide insured members access to Talkspace
- Fee-for-service model
  - Talkspace pre-negotiates reimbursement rates with payors
  - Talkspace bills payors for each session delivered
  - Members may pay a co-pay

Employee Assistance Programs (EAP)

- Provide employees fully-covered access to Talkspace
  - Employees have access to a limited number of sessions
- Fee-for-service model:
  - Talkspace bills EAP for each session delivered

Direct-to-Employer (DTE)

- Provide employees direct, fully-covered access to Talkspace
  - Client chooses which plan employees will have access to
- Per employee per month ("PEPM") model:
  - Employer pays a pre-negotiated amount per person on a monthly basis

~40% of B2B run-rate revenue[1] is recurring

[1] Run-rate of monthly revenues estimated for December 2021.

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Multiple Drivers of B2B Revenue Growth: MBH & EAP New Covered Lives Increased Penetration Increased Utilization Expanded Product Suite + + + Increase number of sessions per active user via product enhancement Promote user retention Convert pipeline of new partners, including regional plans Sign additional covered lives with current partners Increase share of wallet by offering existing consumer products (e.g. Psychiatry, Lasting) to insured members Activate current covered lives via B2B2C marketing and unified intake funnel Strengthen payor partnerships Significant opportunity to increase market penetration & user engagement

Multiple Drivers of B2B Revenue Growth: Direct-To-Employer Value-Driven Pricing Expanded Product Suite + + Demand tailwinds in 2022 have potential to drive meaningful growth in recurring profit New product bundling provides opportunities to address a wide spectrum of care Differentiated product suite vis-a-vis peers Pipeline of renewals and new partnerships Continued customer inbounds Marketplace currently allows for opportunities to optimize revenue New Employer Logos

Applications — Individual and couples: self-guided therapy Live classes & workshops Clinical tools, including: Therapeutic exercises Worksheets Self-Help Therapy Psychiatry Multiple therapy subscription options, including treatment for: Individuals Couples Teens Multiple modalities, including: Text Video Audio messaging Live chat Starting at $30/month Starting at $260/month Starting at $125/month* Psychiatry services, including Evaluations Follow-ups Psychiatric medication management *Price for follow-up visits B2C Full Spectrum of Care

Path To Optimize B2C Returns

Enhance Value Proposition

Pricing
- Shift to value-based pricing
- Better match customer demand with clinician availability on a state-by-state basis

Merchandising
- Seek customer feedback to improve products, plans, and prices
- Increase amount of bundled offerings
- Continue investing in product innovation

Increase Conversion

Enhance user purchasing experience
- Optimize and unify B2C & B2B intake funnels
- Superbill adoption

Media Upgrades
- Accelerate organic content development
- Launch & hone omnimedia campaigns
- Upgrade affiliate platform
- Increase media efficiencies

Improve Retention

Optimize user experience
- Enhance user onboarding experience with focus on therapeutic connection
- Increase number and efficacy of clinical tools for providers

Clinical Network
- Grow hybrid network
- Enhance provider training and experience

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Technology Leveraged At Every Step

1 Screening / Intake
- Robust, data-supported provider network
- Data-driven funnel and conversion optimization

2 Match
- Proprietary user matching and switching algorithm

3 Treatment
- Information retrieval model creates automated patient session highlights
- Client engagement monitoring
- Crisis risk alerts
- Machine Learning-assisted diagnosis

4 Outcomes
- Outcome trends and engagement patterns
- Clinical mentor app drives continuous quality improvement

5 Discharge
- Clinical progress tracker and data-driven discharge results

6 Maintenance
- Personal digital care exercises and self-help tools

Digitally-native technology platform and machine learning capabilities enable enhanced care throughout the clinical journey

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Key Takeaways Full-stack behavioral health platform to serve sizable, underpenetrated, and growing TAM Solid brand to leverage across multiple distribution channels Strong balance sheet, which we believe enables investments to accelerate revenue growth and boost cash flow Integrated machine learning model to drive member engagement and improve clinical efficacy Growing B2B business with multiple drivers to increase market penetration and enhance profitability Network of licensed clinicians addressing a wide spectrum of specialties